Exhibit 10.5

FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of November 5, 2013,

among

RICE DRILLING B LLC,

as Borrower,

The Guarantors Party Hereto,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

WELLS FARGO SECURITIES, LLC,

as Sole Lead Arranger and Sole Bookrunner

FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of November 5, 2013 (the “Fourth Amendment Effective Date”), is among RICE DRILLING B LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 25, 2013 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to amend certain terms of the Credit Agreement including, without limitation, to increase the LC Commitment from $50,000,000 to $100,000,000 to be effective as of the Fourth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Fourth Amendment” means that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of November 5, 2013, among the Borrower, the Administrative Agent and the Lenders party thereto.

“Undrawn Amount” means, at any time, with respect to any Letter of Credit, the maximum amount that may be drawn under such Letter of Credit after giving effect to (a) all provisions in such Letter of Credit providing for future automatic increases in the amount that may be drawn under such Letter of Credit (regardless of whether such automatic increases have then occurred at such time) and (b) any amounts previously drawn under such Letter of Credit.

2.2 Amended Definitions. The definitions of “LC Commitment”, “LC Exposure” and “Loan Documents” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“LC Commitment” at any time means $100,000,000.

“LC Exposure” means, at any time, the sum of the aggregate Undrawn Amount of all outstanding Letters of Credit at such time plus the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, the Fee Letters, the Intercreditor Agreement, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

2.3 Amendment to Section 3.05(b) of the Credit Agreement. The second sentence of Section 3.05(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

The Borrower also agrees to pay to the Issuing Bank, for its own account, (i) a fronting fee, which shall be payable at issuance of each Letter of Credit in an amount equal to the greater of $500 or 0.125% of the face amount of such Letter of Credit (which, for purposes of this clause (i), shall mean the maximum face amount of such Letter of Credit after giving effect to all provisions in such Letter of Credit providing for future automatic increases in the amount that may be drawn under such Letter of Credit) and (ii) the Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder.

Section 3. Conditions Precedent. The effectiveness of this Fourth Amendment is subject to the following:

3.1 The Administrative Agent shall have received counterparts of this Fourth Amendment from the Loan Parties, the Issuing Bank and Majority Lenders.

3.2 The Administrative Agent and Wells Fargo Securities, LLC shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date.

Section 4. Miscellaneous.

4.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment, and this Fourth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this Fourth Amendment, (ii) ratifies and affirms its obligations under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof (other than representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct when made), and (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Fourth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fourth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally.

4.3 Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

4.4 No Oral Agreement. THIS WRITTEN FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5 Governing Law. THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.

BORROWER:	RICE DRILLING B LLC, a Delaware limited liability company

	By:	/s/ Jamie Rogers

	Name:	Jamie Rogers
	Title:	Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

GUARANTORS:	RICE DRILLING C LLC, a Pennsylvania limited liability company

	By:	/s/ Jamie Rogers

	Name:	Jamie Rogers
	Title:	Chief Financial Officer

RICE DRILLING D LLC, a Delaware limited liability company

	By:	/s/ Jamie Rogers

	Name:	Jamie Rogers
	Title:	Chief Financial Officer

RICE POSEIDON MIDSTREAM LLC, a Delaware limited liability company

	By:	/s/ Jamie Rogers

	Name:	Jamie Rogers
	Title:	Chief Financial Officer

RICE OLYMPUS MIDSTREAM LLC, a Delaware limited liability company

	By:	/s/ Jamie Rogers

	Name:	Jamie Rogers
	Title:	Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

WELLS FARGO BANK, N.A., as Administrative Agent, a Lender and as Issuing Bank

By:	/s/ David C. Brooks
Name:	David C. Brooks
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

BARCLAYS BANK PLC, as a Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Crawford
Name:	Justin Crawford
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

COMERICA BANK, as a Lender

By:	/s/ Jason Klesel
Name:	Jason Klesel
Title:	Commercial Banking Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

RICE DRILLING B LLC